AEROSONIC CORPORATION
                         (A DELAWARE CORPORATION)

                         l2l2 North Hercules Avenue
                         Clearwater, Florida  34625

                                NOTICE OF
                       ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF AEROSONIC CORPORATION:


    The Annual Meeting of Shareholders (the "Meeting") of AEROSONIC CORPORATION (the "Company") will be held at Clearwater Beach Hotel, 500 Mandalay Avenue, Clearwater Beach, Florida in the Library Room on July 19, l996, at 9:00 a.m., Eastern Daylight Savings Time, for the following purposes, which are discussed in the accompanying
Proxy Statement:

    1. To elect a Board of six (6) directors of the Company to hold office until their successors have been duly elected and qualified.

    2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

    The record date for determination of the shareholders entitled to vote at the annual meeting is May 24, 1996, at the close of business.

    If you are unable to attend the Meeting, please mark, sign and date the enclosed proxy and return it promptly in the envelope provided herewith. Your proxy may be revoked at any time before it is voted by filing with the Secretary of the Corporation a written revocation or a proxy bearing a later date, or by attending and voting at the Meeting.

    If you submit a proxy, you may still vote your stock in person at the Meeting if you so desire.



                         By Order of the Board of Directors,


                         /s/ J. Mervyn Nabors
                         ---------------------
                         J. Mervyn Nabors
                         Chairman of the Board


May 22, l996
Clearwater, Florida

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY OR PROXIES AND
MAIL IT OR THEM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                          PROXY STATEMENT

                            ----------

                  Annual Meeting of Shareholders
                     to be held July 19, l996

                            ----------


                       AEROSONIC CORPORATION
                    l2l2 North Hercules Avenue
                    Clearwater, Florida  34625

                            ----------

                       GENERAL INFORMATION


    A Notice of the Annual Meeting of Shareholders (the "Meeting") of Aerosonic Corporation (the "Company") is set forth on the preceding page, and there are enclosed herewith proxies which are being solicited by the Board of Directors of the Company.
The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. This Proxy Statement is first being sent to shareholders on or about May 29, l996. A copy of the Company's Annual Report to Shareholders for the fiscal year ended January 3l, l996 is mailed herewith.

    All shares represented by valid proxies received by the Company prior to the Meeting will be voted as specified in the proxy.
If no specification is made, and if discretionary authority is conferred by the shareholder, the shares will be voted FOR the nominated Directors. If discretionary authority is conferred by the shareholder pursuant to the proxy, the shares will also be voted on such other matters as may properly come before the Meeting in accordance with the best judgment of the proxy holder. A stockholder giving a proxy has the right to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting his shares in person.

               VOTING SECURITIES AND VOTING RIGHTS


    Only holders of record of Common Stock, $.40 par value per share (the "Common Stock"), of the Company as of the close of business on May 24, 1996 are entitled to notice of and to vote at the Meeting and at any adjournment thereof. On the Record Date, the outstanding number of shares entitled to vote consisted of 3,807,509 shares of Common Stock. The holders of the Common Stock are entitled to one vote per share. There are no other classes of voting stock issued and outstanding.


                     ELECTION OF DIRECTORS

    The Company's By-Laws currently provide that its Board of Directors shall consist of not less than three nor more than seven members, as may be fixed from time to time by action of the Board of Directors or of the shareholders. The Board of Directors recommends that the exact number of directors not be determined by shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy as it deems advisable to do so.

    Six directors will be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Stockholders and until the election and qualification of a successor. The persons named in the enclosed proxy will vote all properly executed proxies for the election of the nominees named below unless authority to vote is withheld. In the event any of the nominees is unable to serve, the persons named in the proxy may vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve as a director.

    The following table sets forth certain information concerning the nominees for election. All of the nominees are currently directors of the Company (*) .



                                                                        Number and Percentage
Name, Age and Year                                                        of Shares of Common
 in which first                                                           Stock Beneficially
Elected a Director     Business Experience                                       Owned
- -------------------    -----------------------------------------------  ----------------------
J. Mervyn Nabors*      President & CEO of American Instrument Company     153,900       4.0%
     52  (1995)        President & CEO of AIC Electronics.Mr. Nabors
                       is a member of the Board of Directors for two
                       privately held companies. Mr. Nabors was
                       employed by Aerosonic  from 1962 to 1984.  In
                       April of 1996, Mr Nabors was elected to become
                       Chairman of the Board, Chief Executive Officer
                       and President of Aerosonic Corporation.



                                                                        Number and Percentage
Name, Age and Year                                                        of Shares of Common
 in which first                                                           Stock Beneficially
Elected a Director     Business Experience                                       Owned
- -------------------    -----------------------------------------------  ----------------------
William C. Parker*     Mr. Parker has been with Aerosonic Corporation     10,893       .3%
     63  (1995)        for over 33 years.  He started as an instrument
                       assembler, became Production Manager for the
                       Boeing project,  Production Manager of Assembly,
                       Production Manager of the Machine Shop, Vice
                       President of Production, Vice President of
                       Purchasing, Vice President of Marketing and is
                       now President of Clearwater Operations and
                       Executive Vice President of  Aerosonic
                       Corporation.

David  A. Baldini*     Mr. Baldini was with Teledyne Industries, Inc.      1,583        --
     46  (1995)        from 1974 through 1993.  He was President of
                       Teledyne Avionics from 1990 and retained that
                       position since Teledyne Avionics was acquired
                       in 1993 and became Avionics Specialties, Inc.
                       Mr. Baldini's management and operations
                       experience with Teledyne included the development
                       and manufacture of precision components and
                       instruments in the aerospace, ground transpor-
                       tation and industrial markets.

Charles F. Burley*     President and Chief Executive Officer of           25,000       .7%
    77 (1970)          Interstate Fittings, Inc and Buckner Dental Lab.
                       Chairman of the Board and Chief Executive Officer
                       of C-Power Products, Inc. Served in the U.S. Air
                       Force in key roles in government procurement. Mr.
                       Burley was one of the original founders of TYLER
                       Corporation (NYSE) and TEMTEX Industries (NASD)
                       where he served as officer and director for 24
                       years.

Richard A. Frank       Mr. Frank was a clearing member of the Kansas      35,900       9%
   41                  City Board of Trade from 1979 through 1990. He
                       has been a member of the Mid America Commodity
                       Exchange since 1978.  He holds a Masters Degree
                       in Accounting and Federal Taxation from Golden
                       Gate University.

Joseph P. Sherman, Jr. Executive Vice President and CFO of American       12,700       .3%
   35                  Instrument  Company, Executive Vice  President
                       & CFO of AIC Electronics, Inc.  Mr.  Sherman has
                       a B.S. degree in accounting and is a Certified
                       Public Accountant. Prior  to his current
                       employment, he worked for Coopers & Lybrand, LLP.
                       Mr. Sherman has served as a board member of three
                       privately held companies.

All directors and officers as a group (6 persons) at May 1, 1996         239,976      6.3%


        INFORMATION CONCERNING THE BOARD OF DIRECTORS

Committees:

    The Board of Directors has an Audit Committee and a Compensation Committee, each consisting of three directors.
The Board of Directors does not have a Nominating Committee.

    The members of the Audit Committee are Mr. Sherman, Mr. Frank and Mr. Nabors. The functions of this committee include: review of the scope of audits and the results of such audits; review of accounting policies and adequacy of internal controls; review of the fees paid to, and the scope of services provided by the independent auditors; and recommending selection of the independent auditors.

    The members of the Compensation Committee are Mr. Burley and Mr. Frank. The committee considers and makes recommendations to the Board of Directors with respect to matters relating to executive compensation.

Meetings:

     During the fiscal year ended January 31, l996, the Board of Directors met four times, the Audit Committee met two times, and the Compensation Committee met two times. Each existing director attended all meetings of the Board of Directors and committees of the Board on which he served.


                    DIRECTORS' COMPENSATION

     Compensation for non-officer directors is $2,000.00 per board meeting plus reimbursement for travel and expenses.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


     The following table sets forth information as of May 1, l996, regarding owners of 5% or more of the Company's Common Stock:


                                      Number of              Percent of
Name & Address                      Shares Owned           Shares Owned
- ----------------                    ------------           ------------
Miriam  Frank                        l,224,435               32.2%
l77l  Oak Creek Drive
Dunedin, Florida 34698

David S. Goldman                       425,945               11.2%
85l  Indian Rocks Road
Belleair, Florida 34616


           REPORT OF THE COMPENSATION COMMITTEE

    COMPENSATION POLICY : The Compensation Committee of the Board of Directors (The "Committee") of Aerosonic believes strongly that corporate performance and, in turn, the maximization of shareholder value, depends to a significant extent on the establishment of a close alignment between the financial interests of shareholders and those of the Company's employees, including its senior managers. Compensation programs are designed to encourage and balance the attainment of short-term operational goals and long-term strategic initiatives.

    Compensation of senior management at Aerosonic now includes two components: a salary that is comparable to those paid to senior managers with comparable responsibilities at similar companies, and an incentive stock option plan which awards selected individuals on Company performance.

    During the fiscal year ended January 31, 1993, the Company adopted a tax-deferred 401(k) savings plan which covers substantially all of the employees of the Company. Under the plan, participants may elect to contribute up to 10% of pre-tax earnings. The Company funds a 100% matching contribution, up to the first 3% contributed. Such matching contributions will be made in cash or common stock of the Company. Additional contributions may be made at the Company's discretion.

    During the fiscal year ended January 31, 1994, the Board of Directors and the Shareholders of the Company adopted the Aerosonic Corporation Incentive Stock Option Plan ("ISO Plan") by which the Company may grant options for up to 300,000 shares of the Company's Common Stock. The purpose of the ISO Plan is to attract and retain persons of ability as employees and to motivate such employees to exert their best efforts on
behalf of the Company.   Of the 300,000 options authorized,
129,500 options have been awarded, none of the options have been exercised and 44,000 options have expired due to termination of employment. The balance of 85,500 options will become exercisable equally over three years from their original date of grant.

    CEO COMPENSATION:  Herbert J. Frank  was the CEO for the fiscal
year ended January 31, 1996.   The annual compensation of Mr.
Frank was $90,000.  Mr J. Mervyn Nabors was appointed CEO in
April 1996.  Mr. Nabors' compensation will consist of a salary.

    The Committee meets annually to review results from the prior year and to review recommendations for salary increases. The Committee is confident that the Company's compensation program for executives, which provides a solid link between pay and performance, ties closely to Aerosonic's strategic goals and objectives.

           EXECUTIVE OFFICER COMPENSATION

    The following table sets forth information with respect to all cash compensation paid or accrued by the Company during the fiscal year ended January 31, 1996 to each executive officer of the Company as to whom total cash compensation exceeded $100,000:


Summary Compensation Table*
- ---------------------------
                                             Annual Compensation
      (a)                         (b)               (c)
Name and Principal Position       Year             Salary
- -------------------------------  -------    ---------------------
David S. Goldman..........        1996        $ 224,443
 Executive Vice President         1995        $ 225,816
 and Chief Financial Officer      1994        $ 225,557

William C. Parker...........      1996        $ 101,665
 Executive Vice President         1995        $  69,998
                                  1994        $  62,210

David A. Baldini............      1996        $ 109,353
Vice President                    1995        $  91,186
                                  1994        $  77,893


    *Columns (d) through (i) have been eliminated from the table because there was no other type of compensation awarded to the
named executive for any year covered by the table.   Since no
options were granted to the named executive, the option tables are not applicable.

     Mr Goldman resigned as an officer and director on February 8,1996.

         COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

    A five-year comparison of stock performance of the Company with a broad equity market index and a published industry index or peer group is set forth below. The graph ranks the Company's total return against the AMEX Market Value Index and the AMEX Capital Goods Index.

                       FIVE-YEAR CUMULATIVE TOTAL RETURNS

                   VALUE OF $100 INVESTED ON DECEMBER 31,1990

                       [ID:  Graphic -- Performance Graph]


Value at December 31,       1990     1991     1992     1993     1994     1995
Aerosonic Corporation       $100.00  $181.82  $218.18  $172.73  $136.36   $95.49
AMEX Market Value Index     $100.00  $128.22  $129.57  $154.86  $140.75  $177.93
AMEX Capital Goods Index    $100.00  $120.94  $122.49  $151.51  $146.46  $212.43


           INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



    Coopers & Lybrand, L.L.P. were auditors for the year ended January 31, 1996 upon recommendation of the Audit Committee of the Board of Directors, and have been selected as auditors for the year ending January 31, 1997. A representative of Coopers & Lybrand, L.L.P. is expected to attend the meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the meeting.

    The Company selected Coopers & Lybrand, L.L.P. to replace its former auditors, Aidman, Piser & Company, as of August 16, 1995.
 The decision to change outside auditors was recommended by the Audit Committee and approved by the Board of Directors. There have been no disagreements on accounting principles or practices, financial statement disclosure, or auditing scope or procedures with the prior accountants. There were no "reportable events" that led to the change of accountants.


                PROPOSALS OF SECURITY HOLDERS

    Proposals of security holders intended to be presented at the Annual Meeting of Shareholders of the Company to be held in July, l997, in order to be included in the Company's proxy statement and form of proxy relating to such meeting, must be received by the Company, at its executive offices, not later than January 3l, l997.


                     VOTE REQUIRED

   A majority of the Company's outstanding common capital stock will be necessary to constitute a quorum for the transaction of business at the Annual Meeting, and each issue to be presented to the shareholders for action will require the vote of a majority of the shares presented at the Meeting, either in person or by valid proxy.


                    OTHER MATTERS

   The management has no information that any other matter will be brought before the Annual Meeting. If, however, other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.

                                APPENDIX A

                             AEROSONIC CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 19, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Each of the undersigned, as the owner(s) as of May 24, 1996 of common stock of Aerosonic Corporation, a Delaware corporation ("the Company"), hereby appoints
J. Mervyn Nabors, President and Chief Executive Officer, as attorney-in-fact and proxy, with full power of substitution, for the limited purpose of voting all shares of the common stock owned by the undersigned, at the Annual Meeting of Shareholders of the Company to be held at Clearwater Beach Hotel, 500 Mandalay Avenue, Clearwater Beach, Florida, in the Library Room, at 9:00 a.m. Eastern Daylight Saving Time, Friday, July 19, 1996 and at any adjournments thereof, but only in accordance with the following instructions.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

/X/      Please mark your
         votes as in this
         example.



                  FOR all nominees        WITHOUT AUTHORITY
               listed at right (except   to vote for nominees
                 as indicated below)       listed at right      Nominees:    David A. Baldini
1.       Election       / /                     / /                          Charles F. Burley     2. In accordance with their
         of                                                                  Richard A. Frank         best judgement on any other
         Directors                                                           J. Mervyn Nabors         matter that may properly
INSTRUCTIONS:  To withhold authority to vote for any                         William C. Parker
be voted upon at the meeting.                                                Joseph P. Sherman, Jr.
individual named at right, strike a line through the nominee's
name:                                                                                                 This proxy, when properly
                                                                                                    executed, will be voted in the
                                                                                                    manner directed herein by the
                                                                                                    undersigned shareholder(s). If
                                                                                                    no choice specified in the
                                                                                                    Proposals above shall be
                                                                                                    marked the named proxy is
                                                                                                    authorized and directed to
                                                                                                    vote for the proposal as
                                                                                                    described therein and in the
                                                                                                    Proxy Statement dated May 22,
                                                                                                    1996.  If any nominee shall
                                                                                                    cease to be a candidate for
                                                                                                    election for any reason, the
                                                                                                    proxy will be voted for a
                                                                                                    substitute nominee designated
                                                                                                    by the Board of Directors and
                                                                                                    for the remaining nominees as
                                                                                                    listed.
                                                                                                      If you are unable to attend
                                                                                                    the meeting personally, the
                                                                                                    Board of Directors requests
                                                                                                    that you complete and mail
                                                                                                    this proxy to insure adequate
                                                                                                    shareholder representation at
                                                                                                    the meeting.  As this proxy is
                                                                                                    being solicited by the Board of
                                                                                                    Directors, you are encouraged
                                                                                                    to contest any member the
                                                                                                    incumbent Board of the above
                                                                                                    named proxies if you have any
                                                                                                    questions concerning this
                                                                                                    proxy of the matter referenced
                                                                                                    herein.

                                                                                                    Please mark, sign, date and
                                                                                                    return this proxy promptly
                                                                                                    using the enclosed envelope.



SIGNATURE                                                   DATE             SIGNATURE                                 DATE
         --------------------------------------------------     -------------         --------------------------------     ---------
NOTE:    If signing in a juduciary or representative capacity, please give full title as such.  If signing as a corporate officer corporation, please give your title and full name of the corporation; or if ownership is in more than one name, each additional owner should sign.